Supplement Dated June 5, 2025
To The Initial Summary Prospectuses Dated April 28, 2025 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITY®,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, RETIREMENT LATITUDES®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced initial summary prospectuses. Please read and keep it together with your initial summary prospectus for future reference. To obtain an additional copy of an initial summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The following change has been made to “Appendix A: (Funds Available Under the Contract)” of your initial summary prospectus, in order to reflect a sub-adviser appointment:

➢ Effective June 5, 2025, for the JNL Multi-Manager Mid Cap Fund, River Road Asset Management, LLC has been added as a sub-adviser in the column titled "Fund and Manager (and Sub-Adviser, if applicable)".

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(To be used with JMV23537ISP 04/25, JMV21086ISP 04/25, JMV23538ISP 04/25, JMV25288ISP 04/25, JMV21451ISP 04/25, JMV18691ISP 04/25, and JMV21452ISP 04/25)

VPS00096 06/25